Events after the reporting period	12 Months Ended
Dec. 31, 2022
Events after the reporting period
Events after the reporting period

32.   Events after the reporting period

REINDUS loan

On January 19, 2023, a new resolution was signed by the Ministry terminating the total reimbursement procedure initiated in January 2022. Once that procedure was definitively closed, the company decided to proceed with the foreseen partial early repayment of €16.3 million on February 10, 2023

Grupo Villar Mir

On February 28, 2023 Grupo Villar Mir has reduced the number of shares owned from 81,924,822 to 76,265,434 shares, representing approximately 40.72% of the capital of the company.

Reinstated Senior Notes

On March 1, 2023 Globe repurchased $25.7 million of the Reinstated Senior Notes and the corresponding accrued interest coupon amounting to $207 thousand as of the purchase date. The fair value of the Notes at the purchase date was $26.1 million and the purchase price was $1.01 per bond.